Exhibit 10.27
                                           CONSULTANT AGREEMENT

This Financial Consulting Agreement is made the 18 day of February 2004, by and between Bidville, Inc, (hereinafter referred to as the Company) and John Mattera with offices in West Palm Beach County Florida. (Hereinafter referred to as the Consultant)

Whereas, the Consultant provides professional financial consulting and advisory services designed to inform the interested parties as to the business products, management, marketing, sales channels and financial opportunities available to the Company.

Whereas, the company is publicly held, but desires to attract interest in the Company from members of the financial and business communities in the anticipation of establishing public awareness for the products and services of the company.

Whereas, the Company desires to publicize itself with the intention of making its name and business better known ultimately to the business community, its shareholders and potential investors and brokerage firms. Consultant agrees to make introductions to the company to Brokerage firms and other types of business whom have existing clients and prospects that would be able to benefit from the services of Bidville, Inc. These introductions also include the introductions to industry trade shows.

Whereas, The Consultant desires to engage the Company as a client, and through its subsidiaries and staff are duly qualified to enter into this agreement.

Now, therefore, in consideration of this premise, the terms, covenants and condition herein and other valuable consideration, the receipt, adequacy and sufficiency of which the parties hereto acknowledge the parties agree as follows:


1. Term. The term of this agreement shall begin on the date hereof and shall terminate one year from the date hereof. If the Company desires to continue this agreement a new agreement must be signed and in place to do so.

2. Consultant Services. The Consultant shall act generally as a professional business advisor, essentially advising the Company as to possible options available to the Company in general sales and marketing, special situations that may arise in the normal course of business and the raising of monies as well as introductions to the brokerage community.

3. Compensation. In consideration for the general advisory services provided by the consultant, the company shall pay to the order of John Mattera, Five Hundred Thousand (500,000) shares of restricted stock to be registered within one year under Rule 144 as compensation for services rendered in this agreement. This payment shall be made upon signing of this agreement.


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4.   Termination. The parties may for any reason terminate this agreement at any time with or without cause in writing. The Consultant can also terminate this Agreement if the Company fails to cure material default, upon the bankruptcy or liquidation of the Company whether voluntary or involuntary, upon the insolvency of the Company, or upon the Company having or applying for a receiver appointed for all or substantial part of the Companies assets.

5. The Parties shall indemnify each other, their parents, affiliates, and subsidiaries, and each of their directors, officers, employees, agents, and representatives (collectively, the "Indemnified Parties"), and hold them harmless from and against any and all claims, actions, damages, consequential damages, liabilities and expenses (collectively, "Losses") occasioned by any act or omission of the other Party, its directors, officers, employees, agents or representatives, relating to the performance of its obligations hereunder. If the Indemnified Parties, without fault of their part, be made party to any litigation concerning the Indemnified Party or the Indemnified Party's performance hereof, or commenced by or against the Indemnified Party, then the other Party shall protect and hold the Indemnified Party harmless, and shall pay all costs, losses, expenses, and reasonable attorney's fees incurred or paid by the Indemnified Party in connection with said litigation.

6. The Consultant shall execute and/or issue such other documents as are necessary to effect the purposes of the transactions herein contemplated. Without limitation, it is contemplated by the Parties hereto that such documents may include securities offering documents; and in such event the Company represents and warrants that all such documents shall be prepared in compliance will all applicable securities laws.

7. It is understood and agreed by the Parties that both parties to this Agreement are each independent contractors with respect to each other, and not employees, agents, joint venture partners, or partners of the other for any purposes whatsoever. The Company shall have no right to, and shall not control the manner or prescribe the method by which the services are performed by Consultant. The Company shall have no duty to withhold state, federal, or local income taxes on behalf of Consultant, and Consultant shall remain liable for all such taxes.

8. The execution, delivery and performance by the Company, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes valid and binding obligations of the Company, enforceable against the Company. The execution, delivery and performance of the transactions contemplated by this Agreement, and compliance with its provisions by the Company, will not violate any provision of law and will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, the Company's Articles of Incorporation or Bylaws (each as amended to date), or any indenture, lease, agreement or other instrument to which the Company is a party, or which the Company or any of its property is bound, or any decree, judgment, order, statute, rule, or regulation applicable to the Company.


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9.   This Agreement,  and all rights and obligations  hereunder shall be binding upon and inure to the benefit of each Party's representatives, successors and assigns. 10. The Parties agree that the laws of the State of Florida shall govern any dispute in keeping with conflict of laws or rules in any dispute; and the jurisdiction and venue shall be solely in the Federal or State Courts of Palm Beach County, Florida.

11. The undersigned represents and warrants to Consultant that he is the officer as identified, of the Company, and is authorized to execute this Agreement on behalf of the Company and the execution of this Agreement will not conflict with or breach any other agreement to which the Company is a party.

12. This Agreement is not intended for the benefit of and should not be relied upon by any third parties and neither Consultant nor the Company shall have any liability to any such party.

13. This Agreement constitutes the entire agreement of the Parties with respect to the matters herein referred and supersedes all prior agreements and understandings, written and oral, between the Parties with respect to the subject matter.

14. Neither this Agreement nor any term hereof may be changed, waived or terminated orally, except by an instrument in writing signed by the Party against which enforcement of the change, waiver or termination is sought.


15. Any determination by any court of competent jurisdiction that any provision of this Agreement is invalid shall not affect the validity of any other provision of this Agreement, which shall remain in full force and effect and shall be construed as to be valid under applicable law. No waiver by any Party of any provision (or breach of any provision) of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed or construed either as a further or continuing waiver of any such provision or breach or as a waiver of any other provision (or of a breach of any other provision) of this Agreement.

16. Each Party agrees to execute this Agreement in original counterparts and do all things necessary to effectuate the purposes of this Agreement without delay or limitation. The Parties hereto agree that the fact of execution may be by facsimile transmission.






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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.



/s/ John Mattera
-------------------------------
 John Mattera.                               DATE:      February 18, 2004


By:  /s/ Gerald C. Parker
------------------------------
Chairman, Gerald C. Parker
Bidville, Inc.





Facsimile signature shall be accepted as original under the terms of this Agreement.

/s/ John Mattera
-----------------------